UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Equity Index 500 Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rallied in 2012 after central banks in Europe and the U.S. took forceful action to shore up economies in the face of weakening global growth. After retreating for most of the spring, the S&P 500 Index surged to its highest level in almost five years in September after the Federal Reserve announced a third round of quantitative easing, or QE3. Stocks sank after the November 6 election results raised worries that a political impasse would lead to a fiscal crisis but clawed higher from mid-November until year-end as hopes grew that lawmakers would reach a budget deal. The U.S. economy continued its modest recovery. For the year ended December 31, 2012, the Equity Index 500, Total Equity Market Index, and Extended Equity Market Index Funds posted double-digit gains. All three funds broadly tracked the returns of their respective benchmarks over the period.

MARKET ENVIRONMENT

Investor sentiment brightened considerably since the summer. In contrast to our last report in July, when investors fretted about a possible eurozone collapse and a sputtering U.S. recovery, risk appetite improved after central banks in Europe and the U.S. separately announced unprecedented accommodative monetary policies in September. Both plans drove down benchmark lending rates and reassured investors that global policymakers would act decisively to shore up fragile economies. The S&P 500 rose to its highest level since December 2007 on September 14, when the Fed announced its latest monetary stimulus, otherwise known as QE3. However, stocks fell sharply after the November 6 elections preserved the political status quo, raising worries that a standoff between the Obama administration and the Republican-led House of Representatives would tip the U.S. over the fiscal cliff of steep tax hikes and spending cuts scheduled to start in January. Despite these concerns, the S&P 500 clawed higher from mid-November for the rest of the year as optimism rose that both sides would reach a deal.

The U.S. economy continued its modest recovery over the past year. The jobless rate stayed stuck above 8% since the start of 2012 before unexpectedly dropping to 7.8% in September—its lowest level since January 2009 but still far above pre-financial crisis levels. The long-suffering housing market showed solid improvement, aided by low interest rates and rising home prices.

As measured by various Russell indexes, large-cap stocks narrowly outpaced small-cap stocks, and value stocks fared better than growth across all market capitalizations. For the year, the large-cap S&P 500 Index gained 16.00%, while the S&P Completion Index—a broad measure of small- and mid-cap stock performance—added 18.45%. All sectors within the S&P 500 gained over the reporting period. Financials and consumer discretionary stocks were the top-performing sectors, with gains exceeding 20%. Utilities and energy gained the least, with each sector posting single-digit returns.

SUMMARY OF INVESTMENT STRATEGIES

T. Rowe Price’s Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap stocks (Equity Index 500 Fund), small- and mid-cap stocks (Extended Equity Market Index Fund), or the entire U.S. stock market (Total Equity Market Index Fund). These funds could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

  They are well diversified, which can reduce the potentially negative impact of a given stock on the entire portfolio. The Equity Index 500 Fund invests in all S&P 500 Index stocks, while the Total Equity Market Index Fund and the Extended Equity Market Index Fund invested in 1,320 and 1,509 stocks, respectively, as of December 31, 2012. (Diversification cannot assure a profit or protect against loss in a declining market.)

  They tend to closely track their benchmarks. The Equity Index 500 Fund uses a full replication strategy so that the weightings of our holdings match those of the S&P 500 Index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy to approximate the sector allocations, price-to-earnings ratio, and other attributes of their benchmarks. We occasionally invest in securities such as futures and exchange-traded funds so that the index funds can accommodate cash flows and remain fully invested.

  They offer instant, broad exposure to different sectors of the stock market, and each fund’s sector allocations are consistent with its benchmark’s sector breakdown. As such, changes in the funds’ sector diversification and other overall characteristics reflect changes in the composition of the indexes rather than strategic shifts that are typical of an actively managed fund. Since the funds are designed to track their respective indices, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining.

  Their expenses are generally low, which allows investors to retain more of their returns.

Equity Index 500 Fund

Your fund returned 15.68% in the 12 months ended December 31, 2012, versus 16.00% for the S&P 500 Index. Fund performance tends to slightly lag that of the benchmark due to operating and management expenses.

Every sector in the S&P 500 rose over the year. Financials and consumer discretionary stocks were the top-performing sectors, with gains exceeding 20%, followed by telecommunication services and health care, both of which outperformed the broad market. Industrials and business services, materials, and information technology posted milder gains that lagged the benchmark. Utilities and energy gained the least, with each sector posting single-digit returns. Value stocks outperformed growth in the S&P 500.

Financial stocks rallied last year as investors piled into bank stocks, which had fallen to relatively depressed levels, and bet that the strengthening economy and earlier restructurings across the bank industry would make them more profitable. Bank of America led advancers in the sector, as the lender made progress in shedding the problems from the financial crisis. Over the past year, Bank of America cut jobs and other expenses, sold off assets, and settled several lawsuits as its chief executive tried to shrink its business and focus on driving core earnings growth. Comcast topped gainers in the consumer discretionary sector, as the cable operator benefited from its controlling stake in NBC, which began showing signs of a ratings revival. Home Depot and Lowe’s also ranked among sector leaders, as the housing market recovery spurred sales of home improvement products. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The energy sector lagged the broad market as energy prices slumped amid uneven global growth and increased supplies of oil and natural gas. Many U.S. producers have found it increasingly easy to find oil and natural gas in areas across the country, aided by improved techniques like horizontal drilling and hydraulic fracturing, or fracking. As a result of the new exploration techniques, U.S. oil and natural gas production has soared to record levels, causing their prices to fall sharply. Occidental Petroleum paced decliners in the energy sector. Utilities stocks were the year’s weakest performers, gaining slightly over 1%, as investors shunned this traditionally stable sector in favor of other sectors that stand to benefit more from the improving economy. Exelon led decliners.

Standard & Poor’s authorized 17 changes to the composition of the S&P 500 Index during the year. Please see the table on page 14 for a complete list of index changes.

Total Equity Market Index Fund
Your fund returned 16.32% for the 12 months ended December 31, 2012, versus 16.44% for its benchmark, the S&P Total Market Index. Fund performance often slightly trails that of the benchmark due to operating and management expenses.

The S&P Total Market Index represents the entire U.S. stock market. It combines the S&P 500 and the S&P Completion Index and offers broad exposure to large-, mid-, small-, and micro-cap companies. Stocks of the S&P 500 represent over 75% of the S&P Total Market Index’s overall market value. As with the S&P 500, the largest holdings of the S&P Total Market Index have the greatest influence on the fund’s performance. In addition, the percentage weightings of the major sectors are broadly similar between the two benchmarks.

As with the S&P 500 Index, financials and consumer discretionary were the best-performing sectors of the S&P Total Market Index, with each sector gaining more than 20% for the year. Telecommunication services, health care, materials, and industrials and business services also outpaced the index return with gains exceeding 17%. Information technology and consumer staples produced milder gains that trailed the index. Energy and utilities, respectively, advanced the least, with each sector posting single-digit returns.

Extended Equity Market Index Fund
Your fund returned 18.97% for the 12 months ended December 31, 2012, versus 18.45% for the S&P Completion Index. Fund performance tends to slightly lag that of the benchmark due to the fund’s operating and management expenses; however, the fund’s sample of stocks outperformed the index for the year.

The S&P Completion Index, a subindex of the S&P Total Market Index, includes companies in the S&P Total Market Index and excludes all S&P 500 stocks. The index covers about 4,000 companies and provides exposure to mid-, small-, and micro-cap companies.

Every sector except for energy advanced for the year, with five of 10 sectors rallying more than 20%. Among these, consumer discretionary stocks performed the best, followed by health care, materials, industrials and business services, and telecommunication services. Financials posted a more modest gain that still exceeded the index return. Consumer staples and information technology stocks posted double-digit advances but trailed the index. Utilities posted a single-digit gain, while energy stocks declined.

OUTLOOK

We are cautiously optimistic about the outlook for U.S. stocks. The economy is slowly recovering, and we are encouraged by the recent improvement in the housing and job markets. Financial stresses in the eurozone have eased for now, and China’s economy appears to have stabilized after a sharp slowdown over the summer. However, several risks weigh on the global growth outlook. Chief among them is the uncertainty stemming from the nation’s unsolved fiscal problems, which will likely continue to impact stock market performance in the coming months. Although U.S. lawmakers skirted the fiscal cliff in January, they still have to negotiate across-the-board spending cuts and an agreement to raise the nation’s debt ceiling, which will create more uncertainty into the spring. Over the longer term, when the nation’s fiscal outlook is more settled, we believe investors will refocus on the economy’s improving fundamentals, which would benefit U.S. stocks.

Outside the U.S., we believe that developments in Europe and the extent of China’s slowdown are the main risks for global growth. Europe remains particularly weak. Unemployment in the eurozone reached a record 11.7% in October, and although the region is seen escaping recession in 2013, we believe growth will not be strong enough in the periphery to create jobs. Given that S&P 500 companies generate up to 20% of their profits in Europe, continued economic weakness there will weigh on earnings for these stocks in the near term. As for China, despite signs of a recent pickup, we believe it remains on track for markedly slower growth in the coming years as it shifts to a more consumption-driven economy.

Against these risks, we remain focused on our role of replicating the structure and performance of the S&P indexes to provide you with broad exposure to large-cap stocks, small- and mid-cap stocks, and the entire U.S. stock market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

E. Frederick Bair
Cochairman of the Investment Advisory Committee, Equity Index 500 Fund, Total Equity Market Index Fund, and Extended Equity Market Index Fund

Ken D. Uematsu
Cochairman of the Investment Advisory Committee, Equity Index 500 Fund, Total Equity Market Index Fund, and Extended Equity Market Index Fund

January 13, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P Completion Index: Tracks the performance of the U.S. stocks not included in the S&P 500, which are primarily small- and mid-capitalization stocks. The index includes approximately 4,000 stocks.

S&P Total Market Index: Tracks the performance of a broad spectrum of small-, mid-, and large-capitalization U.S. stocks. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the S&P Total Market Index’s value. The index includes approximately 4,500 stocks.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 12/31/12
Apple	3.9%
ExxonMobil	3.1
General Electric	1.7
Chevron	1.6
IBM	1.6
Microsoft	1.6
Johnson & Johnson	1.5
AT&T	1.5
Google	1.5
Procter & Gamble	1.4
Pfizer	1.4
Wells Fargo	1.3
JPMorgan Chase	1.3
Berkshire Hathaway	1.3
Coca-Cola	1.1
Philip Morris International	1.1
Oracle	1.0
Bank of America	1.0
Merck	1.0
Verizon Communications	1.0
Citigroup	0.9
Wal-Mart	0.9
PepsiCo	0.8
Qualcomm	0.8
Cisco Systems	0.8
Total	35.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 12/31/12
Apple	3.1%
ExxonMobil	2.5
General Electric	1.4
Chevron	1.3
Microsoft	1.3
Johnson & Johnson	1.2
IBM	1.2
AT&T	1.2
Pfizer	1.2
Google	1.2
Procter & Gamble	1.1
JPMorgan Chase	1.0
Wells Fargo	1.0
Berkshire Hathaway	1.0
Philip Morris International	0.9
Coca-Cola	0.9
Bank of America	0.8
Merck	0.8
Verizon Communications	0.8
Oracle	0.7
Wal-Mart	0.7
PepsiCo	0.7
Citigroup	0.7
Qualcomm	0.7
Cisco Systems	0.6
Total	28.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 12/31/12
General Motors	0.8%
Liberty Global	0.6
Las Vegas Sands	0.5
Regeneron Pharmaceuticals	0.5
Liberty Media	0.5
Facebook	0.4
Delta Air Lines	0.3
Bunge Limited	0.3
Kansas City Southern	0.3
Sirius XM Radio	0.3
Concho Resources	0.3
HollyFrontier	0.3
Equinix	0.3
Vertex Pharmaceuticals	0.3
SBA Communications	0.3
General Growth Properties	0.3
Rackspace Hosting	0.3
AMETEK	0.3
CIT Group	0.3
LinkedIn	0.3
Digital Realty Trust	0.3
Macerich	0.3
Trimble Navigation	0.3
Alliance Data Systems	0.3
United Continental	0.3
Total	9.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 99.2%		
CONSUMER DISCRETIONARY 11.4%		
Auto Components 0.3%		
Borg-Warner (1)	140,200	10,041
Delphi Automotive (1)	357,000	13,655
Goodyear Tire & Rubber (1)	277,750	3,836
Johnson Controls	834,687	25,625
		53,157
Automobiles 0.5%		
Ford Motor (2)	4,624,628	59,889
Harley-Davidson (2)	274,490	13,406
		73,295
Distributors 0.1%		
Genuine Parts	195,912	12,456
		12,456
Diversified Consumer Services 0.1%		
Apollo Group, Class A (1)	123,739	2,588
H&R Block	337,038	6,259
		8,847
Hotels, Restaurants & Leisure 1.8%		
Carnival (2)	540,798	19,885
Chipotle Mexican Grill (1)	39,900	11,869
Darden Restaurants	150,552	6,785
International Game Technology	334,864	4,745
Marriott, Class A	312,822	11,659
McDonald's	1,217,764	107,419
Starbucks	902,486	48,391
Starwood Hotels & Resorts Worldwide	241,345	13,844
Wyndham Worldwide	166,917	8,882
Wynn Resorts	96,400	10,844

Yum! Brands (2)	548,020	36,388
		280,711
Household Durables 0.3%		
D. R. Horton	338,700	6,699
Garmin (2)	130,000	5,307
Harman International (2)	76,900	3,433
Leggett & Platt	167,396	4,556
Lennar, Class A (2)	199,100	7,699
Newell Rubbermaid (2)	375,025	8,352
Pulte Group (1)	419,044	7,610
Whirlpool	98,308	10,003
		53,659
Internet & Catalog Retail 1.1%		
Amazon.com (1)	439,500	110,376
Expedia	108,250	6,652
Netflix (1)(2)	72,000	6,680
priceline.com (1)	60,470	37,564
TripAdvisor (1)(2)	128,350	5,386
		166,658
Leisure Equipment & Products 0.1%		
Hasbro (2)	132,621	4,761
Mattel	416,219	15,242
		20,003
Media 3.5%		
Cablevision, Class A	267,200	3,992
CBS, Class B	716,767	27,273
Comcast, Class A	3,223,176	120,482
DIRECTV (1)	741,900	37,214
Discovery Communications, Class A (1)(2)	293,600	18,638
Gannett	291,498	5,250
Interpublic Group (2)	523,225	5,766
McGraw-Hill	339,224	18,545

News Corporation, Class A (2)	2,445,689	62,463
Omnicom	320,466	16,010
Scripps Networks Interactive	93,500	5,416
Time Warner	1,148,481	54,932
Time Warner Cable, Class A	368,126	35,778
Viacom, Class B	553,467	29,190
Walt Disney	2,149,468	107,022
Washington Post, Class B (2)	5,400	1,972
		549,943
Multiline Retail 0.8%		
Big Lots (1)	79,234	2,255
Dollar General (1)	316,900	13,972
Dollar Tree (1)	272,100	11,037
Family Dollar Stores	113,409	7,191
J.C. Penney (2)	162,622	3,205
Kohl's	252,222	10,841
Macy's	469,584	18,323
Nordstrom (2)	178,502	9,550
Target	786,917	46,562
		122,936
Specialty Retail 2.2%		
Abercrombie & Fitch	100,400	4,816
Autonation (1)	45,251	1,796
AutoZone (1)	43,745	15,505
Bed Bath & Beyond (1)	283,822	15,868
Best Buy (2)	335,513	3,976
CarMax (1)	268,000	10,061
GameStop (2)	169,900	4,263
GAP (2)	348,501	10,817
Home Depot	1,813,595	112,171
Lowe's	1,364,218	48,457
O'Reilly Automotive (1)(2)	139,500	12,474
PetSmart (2)	126,600	8,652

Ross Stores	276,500	14,972
Staples (2)	791,471	9,023
The Limited	290,301	13,662
Tiffany	144,007	8,257
TJX	886,428	37,629
Urban Outfitters (1)(2)	128,100	5,042
		337,441
Textiles, Apparel & Luxury Goods 0.6%		
Coach	338,190	18,773
Fossil (1)	62,800	5,847
Nike, Class B (2)	882,740	45,549
Ralph Lauren	74,200	11,124
V. F.	106,927	16,143
		97,436
Total Consumer Discretionary		1,776,542
CONSUMER STAPLES 10.5%		
Beverages 2.3%		
Beam	188,289	11,503
Brown-Forman, Class B	177,719	11,241
Coca-Cola	4,678,664	169,601
Coca-Cola Enterprises	323,674	10,270
Constellation Brands, Class A (1)	192,100	6,798
Dr Pepper Snapple	250,600	11,071
Molson Coors Brewing, Class B	180,012	7,703
Monster Beverage (1)	170,400	9,011
PepsiCo	1,876,223	128,390
		365,588
Food & Staples Retailing 2.4%		
Costco Wholesale	524,507	51,806
CVS Caremark	1,514,651	73,233
Kroger	644,453	16,769

Safeway (2)	305,881	5,533
Sysco (2)	713,004	22,574
Wal-Mart	2,028,857	138,429
Walgreen	1,042,060	38,567
Whole Foods Market	209,300	19,115
		366,026
Food Products 1.7%		
Archer-Daniels-Midland	796,816	21,825
Campbell Soup (2)	202,349	7,060
ConAgra	494,361	14,584
Dean Foods (1)	202,400	3,342
General Mills	782,658	31,627
H.J. Heinz	388,959	22,435
Hershey Foods	176,206	12,726
Hormel Foods	154,138	4,811
J.M. Smucker	130,000	11,211
Kellogg	299,936	16,751
Kraft Foods	717,783	32,638
McCormick	160,705	10,209
Mead Johnson Nutrition, Class A	251,000	16,538
Mondelez International (2)	2,155,553	54,902
Tyson Foods, Class A	348,100	6,753
		267,412
Household Products 2.1%		
Clorox (2)	158,297	11,591
Colgate-Palmolive	538,691	56,315
Kimberly-Clark (2)	473,640	39,989
Procter & Gamble	3,300,660	224,082
		331,977
Personal Products 0.2%		
Avon (2)	531,661	7,635

Estee Lauder, Class A	291,200	17,431
		25,066
Tobacco 1.8%		
Altria Group (2)	2,456,406	77,180
Lorillard	157,000	18,317
Philip Morris International	2,026,306	169,480
Reynolds American	392,796	16,274
		281,251
Total Consumer Staples		1,637,320
ENERGY 10.9%		
Energy Equipment & Services 1.9%		
Baker Hughes	533,267	21,779
Cameron International (1)	299,300	16,898
Diamond Offshore Drilling (2)	76,300	5,185
Ensco, Class A	281,800	16,705
FMC Technologies (1)	293,900	12,588
Halliburton	1,124,508	39,009
Helmerich & Payne (2)	134,200	7,517
Nabors Industries (1)	352,192	5,089
National Oilwell Varco	512,554	35,033
Noble	308,100	10,728
Rowan (1)	147,895	4,625
Schlumberger	1,610,278	111,576
		286,732
Oil, Gas & Consumable Fuels 9.0%		
Anadarko Petroleum	606,140	45,042
Apache	471,637	37,024
Cabot Oil & Gas (2)	261,000	12,982
Chesapeake Energy (2)	606,800	10,085
Chevron	2,367,021	255,970
ConocoPhillips	1,472,413	85,385

CONSOL Energy	267,200	8,577
Denbury Resources (1)	469,410	7,604
Devon Energy	463,112	24,100
EOG Resources	328,554	39,686
EQT (2)	181,429	10,701
ExxonMobil	5,514,432	477,274
Hess	360,452	19,090
Kinder Morgan	766,800	27,091
Marathon Oil	856,882	26,272
Marathon Petroleum	411,391	25,918
Murphy Oil	223,900	13,333
Newfield Exploration (1)	153,200	4,103
Noble Energy	215,800	21,956
Occidental Petroleum	982,694	75,284
Peabody Energy	302,500	8,050
Phillips 66	753,056	39,987
Pioneer Natural Resources	146,200	15,584
QEP Resources (2)	206,700	6,257
Range Resources	197,300	12,396
Southwestern Energy (1)(2)	412,400	13,778
Spectra Energy (2)	797,237	21,828
Tesoro Petroleum	168,000	7,400
Valero Energy (2)	671,434	22,909
Williams Companies	817,370	26,761
WPX Energy (1)	218,423	3,250
		1,405,677
Total Energy		1,692,409

FINANCIALS 15.5%

Capital Markets 1.9%

Ameriprise Financial	246,339	15,428
Bank of New York Mellon (2)	1,417,472	36,429
BlackRock	152,460	31,515
Charles Schwab	1,330,099	19,100

E*TRADE Financial (1)	285,505	2,555
Franklin Resources (2)	167,337	21,034
Goldman Sachs	535,824	68,350
Invesco	526,500	13,736
Legg Mason	160,100	4,118
Morgan Stanley	1,678,864	32,100
Northern Trust (2)	264,732	13,279
State Street	571,823	26,882
T. Rowe Price Group (3)	309,152	20,135
		304,661
Commercial Banks 2.8%		
BB&T	840,858	24,477
Comerica (2)	228,685	6,938
Fifth Third Bancorp	1,076,696	16,355
First Horizon National (2)	321,154	3,183
Huntington Bancshares	1,108,158	7,081
KeyCorp	1,132,484	9,535
M&T Bank	147,492	14,524
PNC Financial Services Group	641,557	37,409
Regions Financial	1,682,665	11,981
SunTrust	653,611	18,530
U.S. Bancorp (2)	2,280,822	72,849
Wells Fargo	5,938,927	202,993
Zions Bancorporation	248,128	5,310
		431,165
Consumer Finance 0.9%		
American Express	1,178,499	67,740
Capital One Financial	699,624	40,529
Discover Financial	606,262	23,372
SLM Corporation	579,124	9,920
		141,561
Diversified Financial Services 3.6%		
Bank of America	13,076,065	151,682

Citigroup	3,556,979	140,714
CME Group	372,080	18,868
IntercontinentalExchange (1)	91,000	11,267
JPMorgan Chase	4,614,813	202,913
Leucadia National	226,500	5,389
Moody's (2)	229,188	11,533
NASDAQ OMX Group	142,900	3,574
NYSE Euronext	298,100	9,402
		555,342
Insurance 4.0%		
ACE (2)	412,200	32,894
Aflac	568,784	30,214
Allstate	584,667	23,486
American International Group (1)	1,790,730	63,213
Aon	392,895	21,845
Assurant	95,100	3,300
Berkshire Hathaway, Class B (1)	2,212,500	198,461
Chubb	317,688	23,928
Cincinnati Financial	179,723	7,038
Genworth Financial, Class A (1)	596,600	4,481
Hartford Financial Services (2)	497,775	11,170
Lincoln National	341,981	8,857
Loews	377,182	15,370
Marsh & McLennan	660,293	22,760
MetLife	1,323,354	43,591
Principal Financial Group (2)	346,392	9,879
Progressive	674,860	14,240
Prudential Financial	562,795	30,014
The Travelers Companies	466,196	33,482
Torchmark	114,146	5,898
Unum Group	365,029	7,600
XL Group	380,976	9,547
		621,268

Real Estate Investment Trusts (REITs) 2.2%		
AIMCO, REIT	167,618	4,536
American Tower, REIT	474,880	36,694
AvalonBay Communities, REIT	138,763	18,815
Boston Properties, REIT	183,000	19,363
Equity Residential, REIT	390,275	22,117
HCP, REIT	548,300	24,772
Health Care REIT, REIT (2)	312,780	19,170
Host Hotels & Resorts, REIT	876,497	13,735
Kimco Realty, REIT	494,400	9,552
Plum Creek Timber, REIT	188,868	8,380
Prologis, REIT	559,027	20,399
Public Storage, REIT (2)	175,400	25,426
Simon Property Group, REIT	375,234	59,321
Ventas, REIT	361,700	23,409
Vornado Realty Trust, REIT	205,486	16,455
Weyerhaeuser, REIT	644,537	17,931
		340,075
Real Estate Management & Development 0.0%		
CBRE Group (1)	370,200	7,367
		7,367
Thrifts & Mortgage Finance 0.1%		
Hudson City Bancorp	584,200	4,749
Peoples United Financial (2)	412,300	4,985
		9,734
Total Financials		2,411,173
HEALTH CARE 11.9%		
Biotechnology 1.6%		
Alexion Pharmaceuticals (1)(2)	235,700	22,111
Amgen	930,732	80,341
Biogen Idec (1)	284,959	41,795

Celgene (1)	516,052	40,623
Gilead Sciences (1)	919,034	67,503
		252,373
Health Care Equipment & Supplies 1.8%		
Baxter International	666,349	44,419
Becton, Dickinson & Company (2)	234,912	18,368
Boston Scientific (1)	1,725,929	9,889
C. R. Bard	97,254	9,506
CareFusion (1)	290,001	8,288
Covidien	573,520	33,115
DENTSPLY International	169,400	6,710
Edwards Lifesciences (1)	139,990	12,623
Intuitive Surgical (1)	48,200	23,636
Medtronic	1,227,427	50,349
St. Jude Medical	366,121	13,232
Stryker (2)	357,351	19,590
Varian Medical Systems (1)(2)	134,400	9,440
Zimmer Holdings (2)	206,181	13,744
		272,909
Health Care Providers & Services 1.9%		
Aetna	400,822	18,558
AmerisourceBergen	267,524	11,552
Cardinal Health	412,102	16,970
Cigna	346,528	18,525
Coventry Health Care	157,100	7,043
DaVita HealthCare Partners (1)	107,100	11,838
Express Scripts Holding (1)	990,238	53,473
Humana	199,654	13,702
Laboratory Corporation of America (1)(2)	113,300	9,814
McKesson	286,259	27,756
Patterson Companies	114,500	3,919
Quest Diagnostics	187,196	10,908
Tenet Healthcare (1)	128,208	4,163

UnitedHealth Group	1,239,046	67,206
WellPoint (2)	368,274	22,435
		297,862
Health Care Technology 0.1%		
Cerner (1)(2)	172,606	13,401
		13,401
Life Sciences Tools & Services 0.4%		
Agilent Technologies	422,636	17,303
Life Technologies (1)	202,551	9,941
PerkinElmer	139,200	4,418
Thermo Fisher Scientific	439,807	28,051
Waters (1)	111,235	9,691
		69,404
Pharmaceuticals 6.1%		
Abbott Laboratories (1)	1,924,317	126,043
Allergan	373,032	34,218
Bristol-Myers Squibb	2,001,810	65,239
Eli Lilly	1,238,680	61,092
Forest Laboratories (1)(2)	273,314	9,653
Hospira (1)	188,762	5,897
Johnson & Johnson	3,367,590	236,068
Merck	3,687,499	150,966
Mylan (1)	496,505	13,644
Perrigo	106,500	11,079
Pfizer (2)	8,887,581	222,901
Watson Pharmaceuticals (1)(2)	153,419	13,194
		949,994
Total Health Care		1,855,943
INDUSTRIALS & BUSINESS SERVICES 10.1%		
Aerospace & Defense 2.4%		
Boeing (2)	823,180	62,035

General Dynamics	402,572	27,886
Harris	149,600	7,325
Honeywell International	944,166	59,926
L-3 Communication	114,869	8,801
Lockheed Martin	327,544	30,229
Northrop Grumman (2)	297,759	20,123
Precision Castparts	175,800	33,300
Raytheon	404,658	23,292
Rockwell Collins (2)	171,881	9,998
SAIC	344,200	3,896
Textron	339,890	8,426
United Technologies (2)	1,022,796	83,880
		379,117
Air Freight & Logistics 0.8%		
C.H. Robinson Worldwide	195,500	12,360
Expeditors International of Washington	254,600	10,069
FedEx	356,510	32,699
UPS, Class B	867,869	63,988
		119,116
Airlines 0.1%		
Southwest Airlines	869,145	8,900
		8,900
Building Products 0.1%		
Masco	467,554	7,789
		7,789
Commercial Services & Supplies 0.5%		
ADT	281,950	13,108
Avery Dennison	114,277	3,991
Cintas	133,411	5,456
Pitney Bowes (2)	225,338	2,398
Republic Services	350,206	10,271
Stericycle (1)	100,500	9,374

Tyco International	564,900	16,523
Waste Management (2)	527,010	17,781
		78,902
Construction & Engineering 0.1%		
Fluor (2)	195,590	11,489
Jacobs Engineering Group (1)	171,300	7,292
Quanta Services (1)	244,800	6,681
		25,462
Electrical Equipment 0.7%		
Eaton	555,251	30,095
Emerson Electric (2)	878,360	46,518
Rockwell Automation (2)	165,346	13,887
Roper Industries	119,100	13,277
		103,777
Industrial Conglomerates 2.4%		
3M	772,101	71,690
Danaher	705,738	39,451
GE	12,724,168	267,080
		378,221
Machinery 1.9%		
Caterpillar	793,184	71,054
Cummins (2)	217,896	23,609
Deere	475,096	41,058
Dover (2)	217,109	14,266
Flowserve	62,100	9,116
Illinois Tool Works	522,778	31,790
Ingersoll-Rand (2)	335,160	16,074
Joy Global	128,400	8,189
PACCAR (2)	428,208	19,359
Pall	143,242	8,632
Parker Hannifin (2)	176,608	15,022
Pentair	255,069	12,537

Snap-On	66,700	5,269
Stanley Black & Decker	204,732	15,144
		291,119
Professional Services 0.1%		
Dun & Bradstreet (2)	50,900	4,003
Equifax (2)	153,045	8,283
Robert Half International	181,762	5,784
		18,070
Road & Rail 0.8%		
CSX	1,251,512	24,692
Norfolk Southern (2)	387,669	23,974
Ryder System	62,093	3,100
Union Pacific	570,576	71,733
		123,499
Trading Companies & Distributors 0.2%		
Fastenal (2)	327,100	15,272
W. W. Grainger	72,532	14,679
		29,951
Total Industrials & Business Services		1,563,923
INFORMATION TECHNOLOGY 18.9%		
Communications Equipment 1.9%		
Cisco Systems (2)	6,439,909	126,544
F5 Networks (1)	95,870	9,314
JDS Uniphase (1)(2)	260,570	3,528
Juniper Networks (1)	628,200	12,357
Motorola Solutions	342,962	19,096
Qualcomm	2,066,885	128,188
		299,027
Computers & Peripherals 5.0%		
Apple (2)	1,139,132	607,192

Dell	1,788,524	18,118
EMC (1)	2,555,263	64,648
Hewlett-Packard	2,384,843	33,984
NetApp (1)	416,823	13,984
SanDisk (1)	295,800	12,885
Seagate Technology (2)	385,500	11,750
Western Digital	259,200	11,013
		773,574
Electronic Equipment, Instruments & Components 0.4%		
Amphenol, Class A	194,500	12,584
Corning	1,792,569	22,622
First Solar (1)(2)	61,500	1,899
FLIR Systems	183,100	4,085
Jabil Circuit	224,374	4,328
Molex (2)	154,176	4,214
TE Connectivity	523,800	19,444
		69,176
Internet Software & Services 2.2%		
Akamai Technologies (1)	213,000	8,714
eBay (1)	1,412,543	72,068
Google, Class A (1)	321,500	228,062
VeriSign (1)(2)	183,500	7,123
Yahoo! (1)(2)	1,273,796	25,349
		341,316
IT Services 3.8%		
Accenture, Class A	774,488	51,503
Automatic Data Processing	588,881	33,572
Cognizant Technology Solutions (1)(2)	362,200	26,821
Computer Sciences (2)	188,411	7,546
Fidelity National Information	292,800	10,192
Fiserv (1)	165,715	13,097
IBM	1,282,758	245,712
Iron Mountain	216,620	6,726

MasterCard, Class A (2)	129,600	63,670
Paychex	406,005	12,643
Teradata (1)	205,098	12,694
Total System Services	190,662	4,084
Visa, Class A	632,350	95,852
Western Union	723,603	9,848
		593,960
Office Electronics 0.1%		
Xerox (2)	1,523,466	10,390
		10,390
Semiconductor & Semiconductor Equipment 2.0%		
Advanced Micro Devices (1)(2)	647,206	1,553
Altera (2)	384,916	13,257
Analog Devices	365,574	15,376
Applied Materials	1,482,771	16,963
Broadcom, Class A	629,427	20,903
Intel	6,035,616	124,515
KLA-Tencor	194,028	9,267
Lam Research (1)	213,940	7,730
Linear Technology (2)	294,214	10,092
LSI (1)	650,887	4,608
Microchip Technology (2)	232,100	7,564
Micron Technology (1)	1,284,536	8,157
NVIDIA (2)	739,661	9,090
Teradyne (1)(2)	227,873	3,849
Texas Instruments (2)	1,359,484	42,062
Xilinx	327,083	11,742
		306,728
Software 3.5%		
Adobe Systems (1)	600,442	22,625
Autodesk (1)	271,696	9,604
BMC Software (1)	171,534	6,803
CA	375,276	8,249

Citrix Systems (1)(2)	226,506	14,893
Electronic Arts (1)	374,420	5,440
Intuit	337,584	20,086
Microsoft	9,153,953	244,685
Oracle (2)	4,559,367	151,918
Red Hat (1)	235,800	12,488
Salesforce.com (1)	156,500	26,308
Symantec (1)	848,767	15,965
		539,064
Total Information Technology		2,933,235

MATERIALS 3.6%

Chemicals 2.5%

Air Products & Chemicals	258,183	21,693
Airgas	77,626	7,086
CF Industries	74,700	15,176
Dow Chemical	1,454,599	47,013
DuPont	1,131,023	50,862
Eastman Chemical	186,008	12,658
Ecolab	322,689	23,201
FMC	166,700	9,755
International Flavors & Fragrances	91,654	6,099
Lyondellbasell Industries, Class A	460,800	26,307
Monsanto	648,452	61,376
Mosaic (2)	335,550	19,002
PPG Industries	186,223	25,205
Praxair	357,739	39,155
Sherwin-Williams (2)	104,999	16,151
Sigma Aldrich (2)	145,936	10,738
		391,477

Construction Materials 0.1%

Vulcan Materials	157,183	8,181
		8,181

Containers & Packaging 0.1%		
Ball	186,204	8,333
Bemis (2)	125,252	4,191
Owens-Illinois (1)(2)	192,000	4,084
Sealed Air	265,940	4,656
		21,264
Metals & Mining 0.7%		
Alcoa (2)	1,294,483	11,236
Allegheny Technologies	122,649	3,724
Cliffs Natural Resources (2)	172,800	6,663
Freeport-McMoRan Copper & Gold	1,151,486	39,381
Newmont Mining (2)	603,980	28,049
Nucor (2)	385,312	16,638
U.S. Steel (2)	161,594	3,857
		109,548
Paper & Forest Products 0.2%		
International Paper	532,623	21,220
MeadWestvaco (2)	200,769	6,398
		27,618
Total Materials		558,088
TELECOMMUNICATION SERVICES 3.0%		
Diversified Telecommunication Services 2.7%		
AT&T	6,857,700	231,173
CenturyLink	757,156	29,620
Frontier Communications (2)	1,047,174	4,482
Verizon Communications	3,461,693	149,787
Windstream (2)	713,409	5,907
		420,969
Wireless Telecommunication Services 0.3%		
Crown Castle International (1)(2)	358,300	25,855

MetroPCS Communications (1)(2)	349,800	3,477
Sprint Nextel (1)	3,644,424	20,664
		49,996
Total Telecommunication Services		470,965
UTILITIES 3.4%		
Electric Utilities 2.0%		
American Electric Power	588,544	25,119
Duke Energy (2)	854,169	54,496
Edison International	395,144	17,857
Entergy	218,721	13,943
Exelon	1,036,191	30,816
FirstEnergy (2)	507,298	21,185
NextEra Energy	508,382	35,175
Northeast Utilities (2)	388,800	15,194
Pepco (2)	262,900	5,156
Pinnacle West Capital	127,426	6,496
PPL	705,558	20,200
Southern Company	1,060,286	45,391
XCEL Energy	591,454	15,798
		306,826
Gas Utilities 0.1%		
AGL Resources	142,910	5,712
ONEOK (2)	250,800	10,722
		16,434
Independent Power Producers & Energy Traders 0.1%		
AES	737,093	7,887
NRG Energy	395,100	9,083
		16,970
Multi-Utilities 1.2%		
Ameren	279,664	8,591
CenterPoint Energy	508,429	9,787

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/12
Investment Income (Loss)	
Income	
Dividend	$ 346,646
Securities lending	1,217
Interest	28
Total income	347,891
Expenses	
Investment management	14,684
Shareholder servicing	26,156
Prospectus and shareholder reports	157
Custody and accounting	425
Registration	51
Legal and audit	47
Directors	47
Miscellaneous	65
Repayments of fees and expenses	
Investment management fees repaid	794
Total expenses	42,426
Expenses paid indirectly	(1)
Net expenses	42,425
Net investment income	305,466
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	69,941
Futures	35,329
Net realized gain	105,270
Change in net unrealized gain (loss)	
Securities	1,688,814
Futures	(2,805)
Change in net unrealized gain (loss)	1,686,009
Net realized and unrealized gain (loss)	1,791,279
INCREASE IN NET ASSETS FROM OPERATIONS	$ 2,096,745

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Index Trust, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 30, 1990. The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $207,101,000 of net gain on $369,011,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held equity futures with cumulative unrealized gain of $449,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2012, the fund recognized $35,329,000 of realized gain on Futures and a $(2,805,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, and/or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $105,141,000, including securities sold but not yet settled, which are not reflected in the accompanying portfolio of investments; the value of cash collateral investments was $105,796,000.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2012, securities valued at $6,800,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,434,203,000 and $1,085,083,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, totaled $304,716,000 and $237,520,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $143,104,000 in fiscal 2016 and $36,622,000 in fiscal 2017; $220,202,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2014. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.30%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2016. Pursuant to this agreement, management fees in the amount of $794,000 were repaid during the year ended December 31, 2012. At December 31, 2012, there were no amounts subject to repayment by the fund. For the year ended December 31, 2012, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $155,000 for Price Associates; $1,576,000 for T. Rowe Price Services, Inc.; and $1,425,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $2,123,000 for shareholder servicing costs related to the college savings plans, of which $1,702,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements.

At December 31, 2012, approximately 7% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $19,515,000 of Retirement Funds’ expenses, of which $10,852,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 72% of the outstanding shares of the fund were held by the Retirement Funds.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Index Trust, Inc. and
Shareholders of T. Rowe Price Equity Index 500 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Index 500 Fund (one of the portfolios comprising T. Rowe Price Index Trust, Inc., hereafter referred to as the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $305,466,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $305,466,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Index Trust	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Neil Smith (1972)	Vice President, T. Rowe Price Group, Inc.,
Vice President	T. Rowe Price International, Price Hong Kong,
and Price Singapore

Ken D. Uematsu, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

J. Zachary Wood, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013